UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (913) 213-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On June 2, 2015, AMC Entertainment Inc. (the “Company”), a wholly owned subsidiary of AMC Entertainment Holdings, Inc. (“Holdings”) publicly announced that it is proposing to issue senior subordinated notes due 2025 (the “Notes”). A copy of the press release announcing the offering is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated by reference herein. The Company intends to use the net proceeds from the private offering to pay the consideration for the tender offer to purchase all of the Company’s outstanding $600.0 million aggregate principal amount of 9.75% Senior Subordinated Notes due 2020 previously announced by the Company on May 26, 2015, plus any accrued and unpaid interest and related transaction fees and expenses.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States only to non-U.S. persons pursuant to Regulation S. The Notes have not been registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States or to any U.S. persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This Current Report shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In addition, Holdings is disclosing under Item 7.01 in this Current Report the information attached as Exhibit 99.2, which is incorporated by reference herein.

The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of Holdings’ filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 2, 2015.

99.2	Regulation FD Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: June 2, 2015	By:	/s/ Craig R. Ramsey
		Name:	Craig R. Ramsey
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release, dated June 2, 2015.

99.2	Regulation FD Disclosure.